UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 30, 2000

                    Conservation Anglers Mfg., Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

    Delaware                    0-30587                    23-3030650
 ---------------              ------------             -------------------
 (State or other              (Commission                (IRS Employer
 jurisdiction of              File Number)             Identification No.)
 incorporation)

          11863 Wimbledon Circle, #418, Wellington, FL 33414
          ---------------------------------------------------
          (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (561) 389-6725

                   First Philadelphia Capital Corp.
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

A change in control of the registrant occurred on October 30, 2000 pursuant to the terms and conditions of an Acquisition Agreement and Plan of Merger (the "Agreement") dated September 14, 2000 between First Philadelphia Capital Corp., a Delaware corporation (the "Company") and Conservation Anglers Manufacturing, Inc., a Florida corporation ("CAM"), which provided for the merger of CAM with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

The Company entered into the Agreement with CAM on September 14, 2000, whereby CAM has merged into the Company and the Company has changed its name to Conservation Anglers Mfg., Inc. Pursuant to the terms of the Agreement, each common share of CAM was converted into 4700 common shares of the Company. A total of 1000 shares of common share of CAM was converted into 4,700,000 restricted common shares of the Company. In addition the Company has accepted the return of, and cancelled, 4,700,000 shares of Common Stock of the Company issued to FS Capital Markets Group Inc.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

As a result of the Agreement, the Company has accepted the resignation of Michael C.W. Tay, the Company's sole Director and Officer, as of October 30, 2000, and appointed Soloman Lam as
President, Chief Executive Officer, Secretary-Treasurer and Chairman of the Board of Directors. The letter of resignation of Mr. Tay from both posts is attached hereto as Exhibit 17.0.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

        (a) Financial Statements.

            The financial statements required to be filed pursuant to this item will be filed by amendment no later than 75 days from the date of closing, October 30, 2000.

        (b) Exhibits.


            Exhibit Number                   Description
            --------------      --------------------------------------
                 2.0            Acquisition Agreement and Plan of
                                Merger*

                 3.1            Certificate of Merger

                17.0            Letter on Director Resignation

                99.0            Consulting Agreement

       _____

       * Omitted schedules and similar attachments to this exhibit that are listed and briefly identified will be furnished supplementally to the Securities and Exchange Commission upon request.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Conservation Anglers Mfg., Inc.


Date: November 1, 2000             By: /s/ Soloman Lam
                                   -------------------------------
                                   Soloman Lam, President, CEO
                                   and Chairman of Board Directors